                                Oppenheimer Real Asset Fund(R)
                          Supplement dated January 12, 2006 to the
                             Prospectus dated December 28, 2005

      This supplement amends the Prospectus dated December 28, 2005.

     The  Prospectus  is  revised  to add the  following  disclosure  after  the paragraph  titled  "Portfolio  Turnover" on page 16 in the section titled "About the Fund's Investments - Other Investment Strategies."

     Loans of  Portfolio  Securities.  The Fund may make loans of its  portfolio securities, with a value not to exceed 25% of its net assets, in accordance with
Securities  Lending Guidelines adopted by the Board. The Fund has entered into a securities  lending  agreement with JP Morgan Chase for that purpose.  Under the agreement, the Fund's portfolio securities may be loaned to brokers, dealers and
financial   institutions,   provided   that   such   loans   comply   with   the
collateralization  and other  requirements of the securities  lending agreement, the Securities  Lending  Guidelines and applicable  government  regulations.  JP
Morgan  Chase has  agreed to bear the risk that a  borrower  may  default on its obligation to return loaned  securities.  However,  the Fund will be responsible for risks associated with the investment of cash collateral,  including the risk of a default  by the  issuer of a security  in which  cash  collateral  has been invested.  If that  occurs,  the Fund may incur  additional  costs in seeking to obtain the collateral or may lose the amount of the collateral  investment.  The
Fund may also lose money if the value of the cash collateral decreases.

January 12, 2006                                                 PS0735.026

                         Oppenheimer Real Asset Fund(R)
                   Supplement dated January 12, 2006 to the
         Statement of Additional Information dated December 28, 2005

      This  supplement  amends the Statement of Additional  Information  dated
December 28, 2005.

      The following disclosure replaces the paragraph titled "Loans of
Portfolio Securities" on page 24 in the section titled "Additional
Information about the Fund's Investment Policies and Risks - Other Investment
Techniques and Strategies."

|X|   Loans of Portfolio Securities.  The Fund can lend its portfolio securities pursuant to Securities Lending Guidelines approved by the Board of
Directors. It may do so to try to provide income or to raise cash for liquidity purposes. These loans are limited to not more than 25% of the value of the Fund's net assets.

      The Fund has entered into a Securities Lending Agreement (the
"Securities Lending Agreement") with JP Morgan Chase. Under the Securities
Lending Agreement and applicable regulatory requirements (which are subject to change), the collateral for such loans must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, bank letters of credit must obligate the bank to pay to JP Morgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Both the issuing bank and the terms of the letter of credit must be satisfactory to JP Morgan
Chase and the Fund. The terms of the loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any material matters.

      Pursuant to the Securities Lending Agreement, the Fund will receive
80% of all annual net income (i.e., net of rebates to the Borrower and certain other approved expenses) from securities lending transactions. Such income includes earnings from the investment of any cash collateral received from a borrower and loan fees paid or payable by a borrower in connection with loans secured by collateral other than cash.

      JP Morgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for expenses relating to securities lending. The Fund will be responsible, however, for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. The Securities Lending Agreement may be terminated by either JP
Morgan Chase or the Fund on 30 days' written notice.

January 12, 2006                                                 PX0735.009